MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Tactical Return Fund (formerly, Rational Hedged Return Fund) Class A: HRSAX Class C: HRSFX Institutional: HRSTX
Rational Dynamic Brands Fund Class A: HSUAX Class C: HSUCX Institutional: HSUTX
Rational/ReSolve Adaptive Asset Allocation Fund Class A: RDMAX Class C: RDMCX Institutional: RDMIX
Rational Iron Horse Fund Class A: IRHAX Class C: IRHCX Institutional: IRHIX
Rational/NuWave Enhanced Market Opportunity Fund Class A: NUXAX Class C: NUXCX Institutional: NUXIX

March 27, 2020

The information supplements certain disclosures contained in the Statement of Additional Information (“SAI”) for the Funds, each dated May 1, 2019.

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Effective March 30, 2020, the Funds’ custodian is U.S. Bank National Association. Accordingly, the section of the Funds’ SAI entitled “CUSTODIAN” is hereby replaced with the following:

“Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.”

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the SAI for the Funds, each dated May 1, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.